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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                   May 7, 2003
                          ----------------------------
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)

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
            NEVADA                        1-13498                    93-1148702
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(State or other jurisdiction of   Commission File Number   (I.R.S. Employer Identification
incorporation or organization)                                         Number)
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                1349 Empire Central, Suite 900, Dallas, TX 75247
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               (Address of Principal Executive Offices) (Zip Code)

                                 (214) 424-4000
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              (Registrant's telephone number, including area code)

          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
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         (Former name or former address, if changed since last report.)
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                                TABLE OF CONTENTS

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
ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE................      1

SIGNATURES ........................................................      2
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

TERMINATION OF SALE OF SOUTH CAROLINA FACILITIES

Due to the purchaser's inability to obtain suitable financing, the Company has entered into an agreement to terminate the proposed sale of the Company's nine South Carolina facilities. Six of the facilities are owned and pledged as collateral for the Senior Secured Notes and Junior Secured Notes; three of the facilities are leased from a national REIT. The Company had previously announced the pending sale of these properties and proposed use of the proceeds to redeem a portion of the Senior Secured Notes, which will now not occur.

Due to the recent improved operating performance of the South Carolina facilities, the Company has decided not to sell these assets at this time. For at least the near term, the Company intends to continue to operate the facilities on an on-going basis.

Certain statements contained in this press release and statements made by or on behalf of Assisted Living Concepts, Inc. relating hereto, including, without limitation, statements containing the words "will," "believes," "expects," "estimates," "forward," "should," "intend" and words of similar import, constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. These forward-looking statements may be affected by risks and uncertainties identified in our Annual Report on Form 10-K, including without limitation (i) our ability to control costs and improve operating margins, (ii) the possibility that we will experience a decrease in occupancy in our residences, which would adversely affect residence revenues and operating margins, (iii) our ability to operate our residences in compliance with evolving regulatory requirements, and (iv) the degree to which our future operating results and financial condition may be affected by a reduction in Medicaid reimbursement rates. In light of such risks and uncertainties, our actual results could differ materially from such forward-looking statements. Except as may be required by law, we do not undertake any obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSISTED LIVING CONCEPTS, INC.


                                          By:           /s/ Matthew G. Patrick
                                               ---------------------------------
                                               Name:    Matthew G. Patrick
                                               Title:   Senior Vice President,
                                                        Chief Financial Officer,
                                                        Secretary and Treasurer

Date: May 7, 2003


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